UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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☐	Soliciting Materials Pursuant to §240.14a-12

QUEPASA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUEPASA CORPORATION
100 Union Square Drive
New Hope, Pennsylvania 18938
Telephone: (215) 862-1162

To The Shareholders of Quepasa Corporation:

We are pleased to invite you to attend the annual meeting of the shareholders of Quepasa Corporation, which will be held at 10:00 a.m. on June 1, 2012 at the offices of Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia, Pennsylvania 19103, for the following purposes:

1.	To elect members to our Board of Directors;

2.	To approve an amendment to our Certificate of Incorporation to change our name to MeetMe, Inc.;

3.	To approve the 2012 Omnibus Incentive Plan;

4.	To ratify the appointment of our independent registered public accounting firm for 2012; and

5.	For the transaction of such other matters as may properly come before the Annual Meeting.

Quepasa’s Board of Directors has fixed the close of business on April 4, 2012 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Shareholders to Be Held on June 1, 2012: This Proxy Statement and Form 10-K are available at: https://www.proxyvote.com/

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 9:30 a.m. Shares of common stock and preferred stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

For admission to the Annual Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ John Abbott
John Abbott
Chairman of the Board
Dated: April 30, 2012

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save Quepasa the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Quepasa Corporation
100 Union Square Drive
New Hope, Pennsylvania 18938
Telephone: (215) 862-1162

2012 ANNUAL MEETING OF THE SHAREHOLDERS
PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of Quepasa Corporation, a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at the 2012 Annual Meeting of Shareholders to be held at 10:00 a.m. on June 1, 2012 at 1701 Market Street, Philadelphia, Pennsylvania 19103100 Union Square Drive, New Hope, Pennsylvania 18938. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about April 2, 2012. A copy of our Form 10-K for the year ended December 31, 2011 has been mailed concurrently with this Proxy Statement.

Who is Entitled to Vote?

Quepasa’s Board has fixed the close of business on April 4, 2012 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. On the record date, there were 36,236,276 shares of common stock outstanding and 1,000,000 shares of Series A-1 Preferred Stock, which we refer to as “Series A-1”, outstanding, both of which are classes of voting stock. Each share of Quepasa common stock represents one vote that may be voted on each matter that may come before the Annual Meeting.  The Series A-1 are entitled to 1,479,948 votes and vote together with the common stock.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Action Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by Quepasa.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

How Do I Vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.
2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your vote instruction form.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: election inspectors, individuals who help with processing and counting your votes and persons who need access for legal reasons. If you write comments on your proxy card, your comments will be provided to Quepasa, but how you vote will remain confidential.

What Constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the record date, are represented in person or by proxy. Shares owned by Quepasa are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at the Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What is a broker non-vote?

If your shares are held in “street name”, you must instruct the broker or such other nominee as to how to vote your shares by following the instructions that the broker or other nominee provides to you.  Brokers usually offer the ability for shareholders to submit voting instructions by mail by completing a vote instruction form, by telephone or over the Internet.  If you do not provide instructions to your broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.”  Brokers will not have discretionary authority to vote on Proposal 1 (election of directors) and Proposal 3 (plan approval).

Important Rule Affecting Beneficial Owners Holding Shares In Street Name

Brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposals 2 (name change) and 4 (auditor ratification) are routine and Proposals 1 (election of directors) and 3 (plan approval) are non-routine.

How are abstentions treated?

An abstention occurs when a shareholder attends a meeting, either in person or by proxy, but specifically indicates an abstention from voting on one or more of the proposals. If you submit a proxy card or provide proxy instructions to your broker or other nominee and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the meeting, but will not be voted at the Annual Meeting.  Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding. Thus, abstentions only have an effect on Proposal 2 (name change).

How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed?

Proposal	Vote Required	Broker Discretionary Vote Allowed
(1) Election of Directors	Plurality of the votes cast.	No
(2) Name Change	The affirmative vote of a majority of the outstanding voting power.	Yes
(3) 2012 Omnibus Incentive Plan	The affirmative vote of the shares voting in favor of the proposal must exceed the number of shares voting in opposition of the proposal.	No
(4) Appointment of the Independent Registered Public Accounting Firm	The affirmative vote of the shares voting in favor of the proposal must exceed the number of shares voting in opposition of the proposal.	Yes

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the other proposals, you may vote in favor of the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of Quepasa, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Quepasa Corporation, 100 Union Square Drive, New Hope, Pennsylvania 18938, Attention: Corporate Secretary, or by facsimile (215) 933-6882.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Quepasa. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Messrs. John Abbott and Michael Matte, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.  Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Quepasa stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Action Stock Transfer (in writing: Ms. Justeene Blankenship, Action Stock Transfer Corp., 7069 S. Highland Dr., Suite 300, Salt Lake City, UT 84121; or by telephone: (801) 274-1088; or by facsimile: (801) 274-1099.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Action Stock Transfer as indicated above.  Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Quepasa shareholders with any of the proposals described above to be brought before the Annual Meeting.

Can a Shareholder Present a Proposal To Be Considered At the 2013 Annual Meeting?

If you wish to submit a proposal to be considered at the 2013 Annual Meeting, the following is required:

 •             For a shareholder proposal to be considered for inclusion in Quepasa’s Proxy Statement for the 2013 Annual Meeting, our Corporate Secretary must receive the written proposal no later than January 2, 2013 which is 120 calendar days prior to the anniversary date this Proxy Statement was mailed to shareholders in connection with the 2012 Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

•               For a shareholder proposal that is not intended to be included in Quepasa’s Proxy Statement under Rule 14a-8, our Corporate Secretary must receive the written proposal no earlier than December 3, 2012, which is 150 calendar days prior to the anniversary date this Proxy Statement was mailed to shareholders in connection with the 2012 Annual Meeting and no later than January 2, 2013, which is 120 calendar days prior to the anniversary date this Proxy Statement was mailed to shareholders in connection with the 2012 Annual Meeting.  Your notice must contain the specific information set forth in our Bylaws.

•              Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and are entitled to vote at the 2013 Annual Meeting.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to Quepasa Corporation, Attention: Corporate Secretary, 100 Union Square Drive, New Hope, Pennsylvania 18938.

The Board Recommends that Shareholders Vote “For” Proposals No. 1, 2, 3 and 4.

PROPOSAL 1.  ELECTION OF DIRECTORS

The Board of Directors proposes the election of the following nominees as directors:

•	John Abbott
•	Alonso Ancira
•	Lars Batista
•	Geoffrey Cook
•	Ernesto Cruz
•	Terry Herndon
•	Malcolm Jozoff
•	Richard Lewis

All of the above persons serve on our Board, have been nominated for election this year and have agreed to serve if elected.  On November 10, 2011, Quepasa merged with Insider Guides, Inc., d/b/a myYearbook.com.  Under the terms of the Merger Agreement, Quepasa agreed to nominate Mr. Cook and two other designees to serve as directors for three years.  Messrs. Herndon and Lewis are serving as designees.

The eight persons who receive the most votes cast will be elected and will serve as directors until the next Annual Meeting of Shareholders.  If a nominee becomes unavailable for election before the Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint an additional person to our Board before the Annual Meeting.  The principal occupation and certain other information about the nominees and our executive officers are set forth on the following pages.

The Board recommends a vote “For” the election of the nominated slate of directors.

Who are our current directors?

The following table represents our current Board:

Name	Age	Position
John Abbott	42	Chairman of the Board
Alonso Ancira	60	Director
Lars Batista	40	Director
Geoffrey Cook	33	Director
Ernesto Cruz	55	Director
Terry Herndon	78	Director
Malcolm Jozoff	72	Director
Richard Lewis	40	Director

Board of Director Nominees

John Abbott has been a director and Chief Executive Officer since October 2007. Since February 25, 2009, Mr. Abbott has served as Chairman of the Board and previously served as Chairman from October 25, 2007 until January 18, 2008. Since 2005, Mr. Abbott has been a financial advisor to Altos Hornos de Mexico, S.A. de C.V., which we refer to as “AHMSA.”  In addition, Mr. Abbott has led investor groups and has served on the executive committees of two start-up efforts in Brazil, namely Click Filmes (www.clickfilmes.com), Brazil’s first hotel video on demand business, and Industria de Entretenimento, an entertainment business that owns the rights to the Pacha brand in Brazil, among others. From 1992 to 2005, Mr. Abbott held several senior positions within JP Morgan Securities, Inc. Mr. Abbott was selected to serve on our Board because of his extensive experience in strategic advisory and entrepreneurship. In addition, Mr. Abbott, as our Chief Executive Officer, possesses a detailed understanding of the characteristics of our business model.

Alonso Ancira has been a director since November 2006. He has served as Chairman of the Board of AHMSA, one of Mexico’s most prestigious industrial consortiums since April 2004. He is also Chairman of the Board of Mexicans & Americans Trading Together, Inc., which we refer to as “MATT, Inc.,” a wholly-owned subsidiary of AHMSA.  From 1991 until April 2004, Mr. Ancira was Vice-Chairman and Chief Executive Officer of AHMSA. He is currently President of Mexico’s Chamber of Iron and Steel, a position he held from 1993 to 1995, and again from 2003 to 2004. Mr. Ancira was selected to serve on the Board due to his leadership in the Mexican business community, innovative thinking and strong support of our business model.

Lars Batista has been a director since February 8, 2011.  Mr. Batista joined our Board in February 2011 just before we acquired our Brazilian social games subsidiary, Quepasa Games.   Since January 2009, Mr. Batista has been the Director of Information and Technology for EBX Holdings, which is a holding company which includes a group of subsidiaries in the fields of mining and metal, energy, oil and natural gas exploration, and coal mining.  From June 2008 until December 2008, Mr. Batista was the Vice President of Business Development of TechFront Desenvolvimento de Software S/S Ltda, a Brazilian company.  From October 2005 until June 2008, Mr. Batista was the V.P. of Production at eGames, Inc., a game publishing company.  Mr. Batista was selected as a director because of his expertise in the publishing, management, design, production and licensing of video game titles and his involvement and vast network of business contacts in the Brazilian business community.

Geoffrey Cook has been a director and Chief Operating Officer since November 10, 2011. Mr. Cook was appointed in connection with the merger of Quepasa and Insider Guides, Inc., which we refer to as “myYearbook.” Mr. Cook co-founded myYearbook where he served as Chief Executive Officer from 2005 until the merger in 2011. During his tenure at myYearbook, Mr. Cook grew myYearbook to profitability and $30+ million revenue with 100 employees. Mr. Cook previously founded EssayEdge and ResumeEdge while a student at Harvard University in 1997 and sold them to The Thomson Corporation in 2002.  Mr. Cook was designated by myYearbook to serve as a Quepasa director because of his experience as the co-founder and Chief Executive Officer of myYearbook.

Ernesto Cruz has been a director since November 13, 2007. Since October 2007, Mr. Cruz has served as the managing partner of Advanzer de Mexico S.A. de C.V. a consulting and audit firm. From March 2002 until October 2007, he was the Managing Partner for the Monterrey and Northeast Mexican offices of Deloitte & Touche, a big four international accounting firm. Mr. Cruz served as the Managing Partner for the Monterrey and Northeast Mexican offices of Arthur Anderson from April 1997 through March 2002. Mr. Cruz is a Certified Public Accountant in Mexico. Mr. Cruz was selected to serve on our Board for because of his extensive knowledge in accounting and auditing and his service on the board of directors of large companies in Mexico.

Terry Herndon has been a director since November 10, 2011.  Mr. Herndon was appointed in connection with the myYearbook merger.  Since 2003, Mr. Herndon has been a part-time scientific researcher with PATH Scientific LLC, of which he is the founder and owner.  PATH is a medical device development and invention group. Mr. Herndon was designated by myYearbook to serve as a Quepasa director because of his experience serving as a director of myYearbook for more than five years.

Malcolm Jozoff has been a director since January 2007. Since 2004, Mr. Jozoff has been serving as a corporate advisor to Otsuka Pharmaceutical Co., Ltd., a pharmaceutical and consumer health products company, based in Tokyo, Japan. From July 1996 to August 2000, Mr. Jozoff was Chairman of the Board of Directors and President and Chief Executive Officer of The Dial Corporation, which markets Dial soaps, Purex laundry detergents, Renuzit air fresheners, and Armour Star canned meats. Mr. Jozoff was selected to serve on the Board because of his past experience as Chief Executive Officer of a major New York Stock Exchange listed company and his leadership role while serving on our Board.

Richard Lewis has been a director since November 10, 2011.  Mr. Lewis was appointed in connection with the myYearbook merger.  Mr. Lewis is a member of U.S. Venture Partners, a venture capital firm.  Mr. Lewis has been affiliated with U.S. Venture Partners since 2004.  In 2006, Mr. Lewis was appointed as a director of myYearbook.  Mr. Lewis was designated by myYearbook to serve as a Quepasa director because of his experience on several venture-backed boards and his five years of experience as a director of myYearbook.

There are no family relationships between any of our directors and/or executive officers.

Corporate Governance

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interest of Quepasa and its shareholders. The Board’s responsibilities include establishing broad corporate policies, monitoring risk, and reviewing the overall performance of Quepasa.

Board Committees and Charters

The Board and its committees meet throughout the year on a set schedule, hold special meetings, and act by written consent from time to time as appropriate. The Board delegates various responsibilities and authority to its Board committees. Committees regularly report on their activities and actions to the Board. The Board currently has, and appoints the members of the Executive Committee, the Audit Committee and the Compensation and Nominating Committee.  We refer to the Compensation Committee as the “Committee” and the Nominating and Corporate Governance Committee as the “Governance Committee.”   The Audit Committee, the Committee and the Governance Committee each have a written charter approved by the Board.  We post each charter on our website at www.quepasacorp.com/investors/governance. The following table identifies the independent and non-independent current Board and committee members:

Name	Independent	Executive	Audit	Compensation	Governance

John Abbott		Chairman
Alonso Ancira	✓				Chairman
Lars Batista				✓
Geoffrey Cook		✓
Ernesto Cruz	✓		Chairman		✓
Terry Herndon	✓				✓
Malcolm Jozoff	✓	✓	✓	Chairman
Richard Lewis	✓		✓	✓

The Board held five meetings in 2011 and all of the directors attended over 75% of the combined number of Board and committee meetings, except for Lionel Sosa, a former director.  Quepasa does not have a policy with regard to directors’ attendance at annual meetings.  One director attended the 2011 Annual Meeting.

Independence

As required by the NYSE Amex rules, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Our Board consults with our legal counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable NYSE Amex rules.  The Board has determined Messrs. Ancira, Cruz, Herndon, Jozoff and Lewis are independent directors in accordance with the listing rules of the NYSE Amex. The Board has determined that each of the members of the Audit Committee, Messrs. Cruz, Jozoff and Lewis, are independent in accordance with the independence standards for audit committees under the NYSE Amex listing rules.  Mr. Batista is not considered independent under the NYSE Amex Rules because his brother received a finders’ fee when Quepasa acquired Quepasa Games in March 2012.  See page 18 for a description of this transaction.

Executive Committee

In February 2011, we formed an Executive Committee.  With the exception of amending the Certificate of Incorporation, recommending matters to shareholders (other than electing or removing directors) and adopting, amending or repealing bylaws, the Executive Committee has all of the powers of the Board.  We use the Executive Committee for less important matters which require Board approval.  We hold regular quarterly in person Board meetings and expect to continue that practice.

Audit Committee

The Audit Committee assists the Board in its general oversight of our financial reporting, internal control, and audit functions, and is responsible for the appointment, retention, compensation, and oversight of the work of our independent registered public accounting firm. Our Board has determined that each Audit Committee member has sufficient knowledge in reading and understanding our financial statements to serve on the Audit Committee.

The Board has determined that Messrs. Cruz and Jozoff are each qualified as an “audit committee financial expert,” as that term is defined by the Rules of the Securities and Exchange Commission, which we refer to as the “SEC,” and in compliance with the Sarbanes-Oxley Act of 2002. This designation does not impose any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed by being a member of the Audit Committee or of the Board.

Compensation Committee

The Committee is responsible for assisting the Board in discharging its duties with respect to the compensation of Quepasa’s directors and executive officers. The Committee reviews the performance of our directors and executive officers in achieving corporate goals and objectives and seeks to ensure that the directors and officers are compensated appropriately in a manner consistent with our business strategies, competitive practices and the requirements of applicable regulatory authorities. The Committee determines salaries, bonuses and other matters relating to compensation of the executive officers of Quepasa. The Committee also approves the compensation of our non-employee directors and reports it to the full Board. The Chief Executive Officer, with the exception of a meeting determining his compensation, may be present at meetings during which compensation is under review and consideration but may not vote.  With the exception of Lars Batista, all of the Committee members are independent under the NYSE Amex rules.  The NYSE Amex informed our legal counsel that the payment made to Mr. Batista’s brother in connection with the acquisition of Quepasa Games precluded the Board from determining him to be independent.  Although not independent, the Board determined Mr. Batista’s appointment to the Committee was in the best interests of Quepasa and its shareholders.  The Board made this determination based on Mr. Batista’s business experience in the U.S. and in Latin America and his knowledge of the structure of compensation and benefits to employees in order to recruit and retain personnel internationally.

Nominating and Corporate Governance Committee

The responsibilities of the Governance Committee include the identification of individuals qualified to become Board members, the selection or recommendation to the Board of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management.  The Governance Committee has not established a policy with regard to the consideration of any candidates recommended by shareholders since no shareholders have made any recommendations.  If we receive any shareholder recommended nominations, the Governance Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

In fulfilling its responsibilities, the Governance Committee considers the following factors in reviewing possible candidates for nomination as a director of Quepasa:

(i)	the appropriate size of our Board and its committees;
(ii)	the perceived needs of our Board for particular skills, background and business experience;
(iii)
diversity, including social media and Internet experience, Hispanic background, public company experience, finance background, reputation, and business experience of nominees compared to those already possessed by other members of our Board;

(iv)	nominees’ independence from management; and
(v)	the applicable regulatory and listing requirements, including independence requirements and legal considerations.

The Governance Committee will consider persons recommended by shareholders for inclusion as nominees for election to our Board if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our Corporate Secretary at 100 Union Square Drive, New Hope, Pennsylvania 18938. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Governance Committee.

The Governance Committee periodically reviews and monitors Quepasa’s corporate governance guidelines to assure that they reflect best practices and are appropriate for Quepasa and to assist the Board in achieving such best practice.  Additionally, the Governance Committee periodically reviews and monitors, with the assistance of management and outside counsel, applicable regulatory requirements relevant to Quepasa’s corporate governance guidelines to assure compliance therewith.

Board Policy Regarding Voting for Directors

Quepasa has implemented a majority vote standard in the election of directors. In addition, Quepasa’s Bylaws requires that following election or re-election, each director is required to promptly tender his or her resignation effective upon the director failing to receive the required vote for re-election at the next meeting at which such directors are up for re-election and upon acceptance of such resignation by the Board.

Board Diversity

While we do not have a formal policy on diversity, the Governance Committee considers as one of the factors the diversity of the composition of our Board and the skill set, background, reputation, type and length of business experience of our Board members as well as a particular nominee’s contributions to that mix. Although there are many other factors, the Governance Committee seeks to attract individuals with social media and Internet experience, strong ties to the Hispanic community or with knowledge of the Spanish and Brazilian cultures. Additionally, we seek individuals with experience on public company boards, finance, marketing expertise and international background.

Board Structure

Quepasa has chosen to combine the Chief Executive Officer and Board Chairman positions. We believe that this Board leadership structure is the most appropriate for Quepasa because it is more efficient to have the leadership of the Board in the same hands as the Chief Executive Officer of Quepasa. The challenges faced by us at this stage are most efficiently dealt with by one person who is familiar with both the operational aspects as well as the strategic aspects of our business.

Board Assessment of Risk

The Board is actively involved in the oversight of risks that could affect Quepasa. This oversight is conducted primarily through the Audit Committee, but the full Board has retained responsibility for general oversight of risks. The Audit Committee considers and reviews with our independent public accounting firm and management the adequacy of our internal controls, including the processes for identifying significant risks and exposures, and elicits recommendations for the improvements of such procedures where desirable. In addition to the Audit Committee’s role, the full Board is involved in oversight and administration of risk and risk management practices by overseeing members of senior management in their risk management capacities. Members of our senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Board as a whole. Members of our senior management have an open line of communication to the Board and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors or committee members as matters requiring attention arise. Members of our senior management regularly attend all or portions of the Board’s regularly scheduled meetings, and make presentations to the Board on financial and operational matters, which presentations often include a discussion of risks related to our business.

Presently, the primary risks affecting Quepasa are the integration of the combined operations of the legacy Quepasa business and myYearbook, integration of the websites onto one platform, the effect of rebranding our two websites and combining them into one platform, retention of our registered users, monetizing mobile traffic, and retention of users on our previously separate platforms. The Board focuses on these key risks at each meeting and actively interfaces with management on seeking solutions.

Risk Assessment Regarding Compensation Policies and Practices

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on Quepasa. Our compensation has the following risk-limiting characteristics:

•
Our base pay programs consist of competitive salary rates that represent a reasonable portion of total compensation and provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;

•
A portion of executive incentive compensation opportunity is tied to long-term incentive compensation that emphasizes sustained performance over time. This reduces any incentive to take risks that might increase short-term compensation at the expense of longer term results;

•	Awards are not tied to formulas that could focus executives on specific short-term outcomes; and
•
Equity awards have multi-year vesting which aligns the long-term interests of our executives with those of our shareholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, which we refer to as the “Exchange Act,” requires that our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of common stock and the other equity securities of Quepasa. These reporting persons are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, our review of the reports that have been filed and on the representations of the reporting persons we believe that all filing requirements applicable to these persons were complied with during fiscal year 2011, except for one transaction that was inadvertently filed one day late by Mr. Lars Batista.

Shareholder Communications

Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at Quepasa Corporation, Attention: Corporate Secretary, 100 Union Square Drive, New Hope, Pennsylvania 18938, or by visiting Quepasa’s website at www.quepasacorp.com/investors/contact-board/. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our directors and employees.  To see a copy of the Code of Conduct and Ethics, please go to the Quepasa website at www.quepasacorp.com/investors/governance/.

Director Compensation

In 2011, we did not pay cash compensation to our directors for service on our Board. Non-employee directors were compensated with stock options in 2011 for service as a director or committee chairperson.

2011 Director Compensation

Name (a)	Option Awards ($)(d)(1)	Total ($)(j)
Alonso Ancira (2)	101,033	101,033
Lars Batista (2)	101,033	101,033
Ernesto Cruz (2)	114,686	114,686
Terry Herndon (3)	0	0
Malcolm Jozoff (2)	114,686	114,686
Richard Lewis (3)	0	0
Lionel Sosa (2)(4)	101,033	101,033
Dr. Jill Syverson-Stork (2)(4)	101,033	101,033
———————

(1)
The amounts in this column represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. These amounts represent awards that are paid in options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the directors.

(2)
In February 2011, each non-employee director received 18,500 stock options exercisable at $8.71 per share for their service as directors. Additionally, committee chairpersons were granted 2,500 stock options exercisable at $8.71 per share.

(3)	Appointed in connection with the myYearbook merger.

(4)	Resigned in connection with the myYearbook merger.

2012 Director Compensation

On April 10, 2012, the Committee approved non-employee director compensation for 2012, which will consist of the following elements:

•  annual retainer of $25,000;

•  committee chairpersons — additional retainer fees of $6,000 for the Audit Committee, $5,000 for the Committee and $2,000 for the Governance Committee;

•  committee membership — additional retainer fees of $6,000 for the Audit Committee, $5,000 for the Committee and $1,000 for the Governance Committee;

•  additional meeting fees — additional meeting fees of $1,000 for in-person or telephonic attendance of board or committee meetings in excess of eight meetings (combined total) per year;

•  annual equity compensation of 18,500 stock options vesting monthly over one year which will be granted following this Annual Meeting; and

•  If a non-employee director is appointed to the Board in between annual shareholder meetings, the annual compensation payable to that director will be pro-rated for the remaining portion of the term in which the director is appointed to the Board, and the pro-rated portion of the equity compensation payable to that director will vest over the remaining portion of the term in which the director is appointed to the Board.

The director may elect to convert, all or part of, the cash retainer into (i) common stock or (ii) fully vested stock options, based upon the closing stock price on the date of the election. The number of shares of common stock is determined by dividing the amount of the cash retainer by the closing stock price.  The number of options is determined by dividing the amount of the cash retainer by the closing stock price multiplied by 2.5.

Principal Shareholders

The following table sets forth the number of shares of Quepasa’s voting stock beneficially owned as of the record date (i) those persons known by Quepasa to be owners of more than 5% of Quepasa’s voting stock, (ii) each director (iii) each of the Named Executive Officers, and (iv) all executive officers and directors as a group:

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)

Common Stock	John Abbott (2)	2,912,350	7.2%
Common Stock	Michael Matte (3)	2,070,257	5.2%
Common Stock	Louis Bardov (4)	756,888	2.0%
Common Stock	Alonso Ancira (5)	4,892,031	11.9%
Common Stock	Lars Batista (6)	157,416	*
Common Stock	Geoffrey Cook (7)	3,000,708	8.0%
Common Stock	Ernesto Cruz (8)	78,867	*
Common Stock	Terry Herndon (9)	2,312,378	6.1%
Common Stock	Malcolm Jozoff (10)	163,184	*
Common Stock	Richard Lewis (11)	4,012,003	10.6%

Common Stock	All directors and executive officers as a group (11 persons) (12)	19,743,940	42.7%

Common Stock	Mexicans & Americans Trading Together, Inc. (13)	4,813,281	11.7%
Common Stock	U.S. Venture Partners IX, L.P. (14)	4,012,003	10.6%
Common Stock	Norwest Venture Partners X, L.P. (15)	3,606,189	9.6%
———————
*	Less than 1%

(1)           Applicable percentages are based on 36,236,276 shares of common stock outstanding as of the record date and 1,479,948 shares of common stock underlying outstanding Series A-1 (which votes on an as-converted basis), adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options or otherwise. Shares subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, Quepasa believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned by them.  This table includes options that have vested, or are vesting and exercisable within 60 days of the record date.

(2)           Mr. Abbott is a director and executive officer.  Includes 2,734,850 shares issuable upon the exercise of vested stock options.

(3)           Mr. Matte is an executive officer.  Includes 2,049,524 shares issuable upon the exercise of vested stock options.

(4)           Mr. Bardov was an executive officer until February 9, 2012.  However, under SEC rules, he was a Named Executive Officer for 2011.  Represents shares issuable upon the exercise of vested stock options.

(5)           Mr. Ancira is a director. Mr. Ancira is also the Chairman of the Board of Directors of AHMSA and MATT Inc.  MATT, Inc. is a wholly-owned subsidiary of AHMSA. Grupo Acerero del Norte, S.A. de C.V., which we refer to as “GAN,” is the majority stockholder of AHMSA.  Mr. Ancira is a stockholder of GAN. By virtue of his role as Chairman of the Boards of Directors of MATT, Inc. and AHMSA and his equity interest in GAN, Mr. Ancira may be deemed to beneficially own: (i) 1,333,333 shares owned by MATT, Inc., (ii) 2,000,000 shares issuable upon the exercise of warrants held by MATT, Inc. and (iii) 1,479,948 shares underlying Series A-1 held by MATT, Inc.  Includes 16,750 shares of common stock and 62,000 shares of common stock issuable upon the exercise of vested stock options granted to and owned directly by Mr. Ancira.  Does not include shares of common stock held by a not-for-profit-corporation. Mr. Ancira is Chairman of the Board of this non-for-profit corporation but has no power to vote these shares.

(6)           Mr. Batista is a director.  Includes 18,500 shares issuable upon the exercise of vested stock options.

(7)           Mr. Cook is a director and executive officer.  Represents shares of common stock.  Does not include shares held by a trust for the benefit of Mr. Cook’s children of which his sister is the trustee.   Mr. Cook disclaims beneficial ownership in the shares held by the trust, except as to his pecuniary interest therein.

(8)           Mr. Cruz is a director.  Includes 67,000 shares issuable upon the exercise of vested stock options.

(9)           Mr. Herndon is a director.  Represents shares of common stock.  Included in this number are shares held by Mr. Herndon spouse.  Mr. Herndon disclaims beneficial ownership in the shares held by his wife, except as to his pecuniary interest therein.

(10)         Mr. Jozoff is a director.  Includes 96,184 shares held in the Malcolm Jozoff Trust with Mr. Jozoff as Trustee.  Includes 67,000 shares issuable upon the exercise of vested stock options.

(11)         Mr. Lewis is a director.  Mr. Lewis is a non-voting member of Presidio Management Group IX, L.L.C., which we refer to as “PMG IX.”  PMG IX is the general partner of U.S. Venture Partners IX, L.P., which we refer to as “USVP IX”, a venture capital fund managed by U.S. Venture Partners.  See Note 14 below.  Mr. Lewis disclaims beneficial ownership in the shares held by USVP IX, except as to his pecuniary interest therein arising from his non-voting interest in PMG IX.

(12)         Includes all executive officers and directors of Quepasa.

(13)         Represents: (i) 1,333,333 shares of common stock, (ii) 1,479,948 shares of common stock underlying Series A-1 and (iii) 2,000,000 shares issuable upon exercise of warrants at $2.75 per share.  See Note 5 above.  The address is: c/o Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY  10019, Attention: Maurice M. Lefkort, Esq.

(14)         Represents shares of common stock held by USVP IX.  PMG IX is the general partner of USVP IX. The managing members of PMG IX may be deemed to share voting and dispositive control over the shares and each disclaims beneficial ownership of such shares, except to their respective pecuniary interest therein. The managing members of PMG IX are Irwin Federman, Winston S. Fu, Steven M. Krausz, David Liddle, Paul Matteucci, Jonathan D. Root, Christopher Rust, Casey Tansey, and Philip M. Young.  The address is 2735 Sand Hill Road, Menlo Park, CA  94025.

(15)         Represents shares of common stock held by Norwest Venture Partners X, LP, which we refer to as “NVP X.”  The general partner of NVP X is Genesis VC Partners X, LLC, which we refer to as “Genesis X.”  NVP Associates, LLC, which we refer to as “NVP,” is the managing member of Genesis X, and a wholly owned indirect subsidiary of Wells Fargo & Company.  Genesis X, NVP and Wells Fargo & Company  may be deemed to have beneficial ownership over the shares held by NVP X by reason of their voting and dispositive control over the shares.  Each of Genesis X, NVP and Wells Fargo disclaims beneficial ownership of such shares, except to their respective pecuniary interest therein. The address of NVP X is 525 University Avenue, Suite 800, Palo Alto, CA 94301.  The information in this Note is based on a Schedule 13D/A filed with the SEC on April 2, 2012.

Executive Officers

Name	Age	Position(s)
John Abbott	42	Chief Executive Officer
Michael Matte	52	Chief Financial Officer and Executive Vice President
Geoffrey Cook	33	Chief Operating Officer
William Alena	39	Chief Revenue Officer
Frederic Beckley	48	General Counsel and Executive Vice President, Business Affairs

John Abbott For a summary of Mr. Abbott’s background, see page 5 of this Proxy Statement.

Michael Matte has served as our Chief Financial Officer and Executive Vice-President since October 29, 2007. From July 2006 through October 2007, Mr. Matte served as a director of Quepasa. Mr. Matte served as Chief Financial Officer of Cyberguard Corporation from February 2001 to April 2006. Prior to joining Cyberguard Corporation, Mr. Matte began his professional career at Price Waterhouse, where he worked from 1981 to 1992. His last position was as a senior Audit Manager. Until April 27, 2012, Mr. Matte served as a director of Iris International, Inc. and until October 15, 2009 served as a director of GelTech Solutions, Inc. Mr. Matte is a Certified Public Accountant.

Geoffrey Cook For a summary of Mr. Cook’s background, see page 6 of this Proxy Statement.

William Alena has served as our Chief Revenue Officer since November 10, 2011.  Mr. Alena was appointed in connection with the myYearbook merger.  From April 2007 until the myYearbook merger, Mr. Alena served as the Chief Revenue Officer of myYearbook.  From March 2002 to March 2007, Mr. Alena served as the Director of Internet Advertising at Scholastic Inc. (Nasdaq: SCHL), a global children’s publishing, education and media company.

Frederic Beckley has served as our General Counsel and Executive Vice President, Business Affairs since November 28, 2011.  From September 2000 to December 2010, Mr. Beckley worked at TruePosition, Inc., where his last position was Executive Vice President, Business Development and General Counsel.  From August 1995 to September 2000, Mr. Beckley held a number of positions at Verizon Corporation, including Senior Counsel, Business Development at Verizon Wireless.  Mr. Beckley began his professional career in private practice, at Dechert, Price & Roads from June 1990 to January 1993, and Pepper, Hamilton & Scheetz, from February 1993 to July 1995.

Executive Compensation

The following table reflects the compensation paid to our Chief Executive Officer and the two other executive officers serving at the end of the last fiscal year whose compensation exceeded $100,000, who we refer to as our “Named Executive Officers” for 2011 and 2010.

2011 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(c)		Bonus ($)(d)		Option Awards ($)(f)(1)		Total ($)(j)

John Abbott	2011	62,500	(2)	200,000	(3)	477,233	(4)	739,733
Chief Executive Officer	2010	250,000	(5)	—		353,347	(6)	603,347

Michael Matte	2011	175,000	(2)	200,000	(3)	477,233	(4)	852,233
Chief Financial Officer	2010	250,000	(7)	—		337,126	(8)	587,126

Louis Bardov	2011	160,000	(2)	—		—		160,000
Chief Technology Officer	2010	160,000	(2)	—		370,637	(9)	530,637
———————
(1)
The amounts in this column represent the fair value of the award as of the grant date as computed in accordance with FASB ASC Topic 718 and the SEC disclosure rules. These amounts represent awards that were paid in options to purchase shares of our common stock and do not reflect the actual amounts that may be realized by the Named Executive Officers.  Certain information for 2010 in this column will not reconcile to the 2010 Summary Compensation Table as a result of inadvertently including the value of the options in lieu of salary in both the “Salary” and the “Option Awards” columns.

(2)	Represents cash compensation for salary.

(3)	Represents a cash bonus.

(4)	Represents 200,000 10-year stock options exercisable at $3.27 per share. The options vest in equal increments on October 10, 2012, 2013 and 2014.

(5)
In lieu of his $250,000 salary for the period from October 2010 to October 2011, Mr. Abbott elected to receive 89,928 10-year stock options. These options vested monthly through November 2011 and are exercisable at $4.95 per share.

(6)
Includes 90,000 10-year stock options exercisable at $4.95 per share which vest in equal increments on January 1, 2011, 2012 and 2013.  Also included is the incremental additional value of the options granted in lieu of salary which is described on Note 5 above.

(7)
Includes (i) $150,000 cash compensation and (ii) 35,971 10-year stock options issued to Mr. Matte in lieu of $100,000 of his salary for the period from October 2010 through October 2011. These options vested monthly through November 2011 and are exercisable at $4.95 per share.

(8)
Includes 90,000 10-year stock options exercisable at $4.95 per share which vest in equal increments on January 1, 2011, 2012 and 2013.  Also included is the incremental additional value of the options granted in lieu of salary described on Note 7 above.

(9)
Includes 90,000 10-year stock options exercisable at $4.95 per share which vest in equal increments on January 1, 2011, 2012 and 2013.   Also includes 14,388 10-year stock options exercisable at $4.95 per share which vested monthly through January 2012.

See the discussion below of the Named Executive Officers’ employment agreements and payments provided to them upon a change of control of Quepasa.

Named Executive Officer Employment Agreements

John Abbott Employment Agreement

Effective as of October 25, 2007, we entered into an employment agreement with our Chief Executive Officer, John Abbott. Under the agreement, Mr. Abbott received an annual base salary of $80,000 per year, which was increased to $250,000 (discussed below) and was granted 1,897,492 10-year stock options, exercisable at $3.05 per share. On July 8, 2009, these options were exchanged for options with an exercise price of $1.00 per share. One-third of the options vested on October 25, 2008 and the remaining options vested in 24 equal monthly installments thereafter, subject to remaining employed on each applicable vesting date. On September 14, 2009, the Committee approved an increase of Mr. Abbott’s salary to $250,000 per year.  In accordance with Mr. Abbott’s employment agreement, he is entitled to receive an annual targeted bonus equal to 300% of his base salary in cash or fully-vested options and/or shares of Quepasa’s common stock.

Michael Matte Employment Agreement

Effective as of October 29, 2007, we entered into an employment agreement with our Chief Financial Officer, Michael Matte. Under the agreement, Mr. Matte received an annual base salary of $100,000 per year, which was increased to $250,000 (discussed below), and was granted 1,475,827 10-year stock options exercisable at $3.25 per share. On July 8, 2009, these options were exchanged for options with an exercise price of $1.00 per share. One-third of the options vested on October 29, 2008 and the remaining options vested in 24 equal monthly installments thereafter, subject to remaining employed on each applicable vesting date. Effective November 1, 2008, Mr. Matte’s salary was increased to $250,000 per year.  In accordance with Mr. Matte’s employment agreement, he is entitled to receive an annual targeted bonus equal to 300% of his base salary in cash or fully-vested options and/or shares of Quepasa’s common stock.

Amendment to Abbott and Matte Agreements

Effective as of March 27, 2008, the Committee approved amendments to the employment agreements with John Abbott and Michael Matte, the Company’s Chief Executive Officer and Chief Financial Officer, respectively. The amendments provide for immediate vesting of their stock options following a change of control of Quepasa. Additionally, they will have the right to exercise these stock options for a period of two years after they are terminated.

Louis Bardov Employment Agreement

Effective as of January 18, 2008, we entered into an employment agreement with our Chief Technology Officer, Louis Bardov. Mr. Bardov receives an annual base salary of $160,000 per year and was granted 500,000 10-year stock options, exercisable at $2.49 per share. On July 8, 2009, these options were re-priced to an exercise price of $1.00 per share. The options vested in equal annual increments on January 18, 2009, 2010 and 2011 and are fully vested.  In accordance with Mr. Bardov’s employment agreement, at the discretion of our Board, he is entitled to receive an annual targeted bonus equal to $100,000.

Severance Provisions

Messrs. Abbott and Matte are entitled to severance in the event that they are dismissed without cause, they resign for good reason or are terminated within one year following a change of control. In any of such events, they will receive two years base salary, two times their target or actual bonus for that year whichever is higher, all of their stock options will immediately vest and they will have two years to exercise their options post termination. If Mr. Bardov is terminated without cause, he is entitled to six months base salary, his stock options will vest and he will have three months to exercise his options post-termination. If his employment is terminated following a change of control, he will receive six months’ base salary.

Outstanding Equity Awards at 2011 Fiscal Year End

Listed below is information with respect to unexercised options, stock that has not vested and equity incentive awards for each Named Executive Officer as of December 31, 2011:

Name (a)	No. of Securities Underlying Unexercised Options (#) Exercisable (b)		No. of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)

John Abbott	1,897,492		—		—	1.00	10/25/2017
	262,500		—		—	1.00	7/22/2018
	54,237		—		—	1.00	10/15/2018
	54,237	(1)	—		—	1.00	10/15/2018
	316,456		—		—	1.34	10/31/2019
	30,000		60,000	(2)	—	4.95	9/26/2020
	89,928	(1)	—		—	4.95	9/26/2020
	0		200,000	(4)	—	3.27	10/10/2021

Michael Matte	1,475,827		—		—	1.00	10/29/2017
	232,500		—		—	1.00	7/22/2018
	50,847		—		—	1.00	10/15/2018
	67,797	(1)	—		—	1.00	10/15/2018
	126,582	(1)	—		—	1.34	10/31/2019
	30,000		60,000	(2)	—	4.95	9/26/2020
	35,971	(1)	—		—	4.95	9/26/2020
	0		200,000	(4)	—	3.27	10/10/2021

Louis Bardov	470,000		—		—	1.00	1/18/2018
	232,500		—		—	1.00	7/22/2018
	30,000		60,000	(2)	—	4.95	9/26/2020
	13,189	(1)	1,199	(3)	—	4.95	9/26/2020
———————
(1)	The options were granted in lieu of cash compensation.

(2)	The options vest in equal increments on January 1, 2012 and January 1, 2013.

(3)	The options are fully vested as of January 11, 2012.

(4)	The options vest in equal increments on October 10, 2012, 2013 and 2014.

Related Person Transactions

We have engaged in certain transactions in which some of our directors, executive officers and 5% shareholders had a direct or indirect material interest, in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets for the last two completed fiscal years (not including employment agreements with our management). These transactions are described below. On January 29, 2007, our management adopted the Related Party Transactions Policy. The Related Party Transactions Policy applies to certain transactions between Quepasa and a “Related Party.”  Under the Related Party Transaction Policy, management must present to the Audit Committee any such related party transactions that it is proposing to enter into. Any such transactions must be on terms comparable to those obtainable in arm’s length dealing with unrelated third parties and must be approved by the Audit Committee. Under the Related Party Transactions Policy, Quepasa must include disclosure of such transactions in its applicable filings made with the SEC.

Mr. Jeffrey Valdez resigned as Chairman of the Board in February 2009. Quepasa agreed to allow 140,000 unvested options to vest over a 12-month period, subject to Mr. Valdez remaining as a director on each applicable vesting date. On June 4, 2010, Mr. Valdez resigned as a director of Quepasa.  Mr. Valdez resigned following a disagreement he had with Quepasa with respect to his rights to Quepasa’s Papacito application.  As a result of this claim, we filed suit seeking a declaratory judgment that we own all rights to the trademark, Papacito.  Mr. Valdez has indicated that he disagrees with Quepasa’s position.  The lawsuit is pending.

MATT, Inc. invested $2,500,000 and Malcolm Jozoff, a director of Quepasa, invested $50,000 in our December 2010 private placement.  Additionally, MATT, Inc. invested $5,000,000 in our 2011 Series A-1 offering.  The investments were approved by a majority of our independent directors.  Mr. Alonso Ancira, a director of Quepasa, is Chairman of the Board of Directors of MATT, Inc.

In connection with our December 21, 2010 private placement, MATT, Inc. purchased 333,333 shares and Malcolm Jozoff, an outside director, purchased 6,666 shares of Quepasa’s stock on the same terms and conditions as other investors.

We have entered into three agreements with a Mexican company for which Mr. Alonso Ancira, a director of Quepasa, is Chairman of the board of directors.  All of these agreements relate to our DSM campaigns.  One agreement dated April 10, 2010 provided us with $3,500,000 in exchange for our developing a corporate website of the Mexican company and our developing three DSM campaigns for it.  The second agreement dated June 7, 2010 provided us with $3,000,000 in exchange for our developing a website and a DSM campaign for a third-party.  In 2011, we entered into a third agreement which provided us with $3,000,000 in exchange for our developing a DSM campaign for a third-party.  While the agreements were with a related party, we believe the agreements were very favorable to Quepasa both from a pure economics viewpoint and when viewed as launching our DSM platform and for providing credibility as to the effectiveness as a social advertising tool.

On March 2, 2011, we acquired a Brazilian social gaming company, XtFt Games S/S Ltda (now Quepasa Games), which we refer to as “XtFt.”  In connection with the XtFt acquisition, Mr. Lars Batista, a then recently appointed director of Quepasa, was a large shareholder of XtFt and received 132,516 shares of Quepasa’s common stock under the XtFt Stock Purchase Agreement.  Mr. Batista was not a director when the Agreement was signed on January 28, 2011 nor did the Agreement give XtFt any right to appoint a director.  Additionally, a corporation controlled by Mr. Batista’s brother received a $300,000 brokerage fee in connection with the acquisition.

On March 23, 2012, Quepasa started performing services relating to its Social Theater product under an oral arrangement with MATT, Inc., and on March 24, 2012, the parties entered into a written agreement regarding the same.  As of the record date, Quepasa had provided approximately $2,000,000 of services and expects that total services under the arrangement could reach $6,000,000.

PROPOSAL 2. AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME

Description of the Amendment

Our Board adopted a resolution to amend our Certificate of Incorporation to change our name from Quepasa Corporation to MeetMe, Inc., or a different but similar corporate name, declaring its advisability and has directed that the proposed amendment be submitted to our shareholders for their approval and adoption. The amendment will replace Section 1 of our Certificate with the following language:

1. The name of the corporation is: MeetMe, Inc. (the “Company”).

Purpose and Effect

As a result of the merger with myYearbook, Quepasa has grown from an online social network for Latinos to an international social media platform and public market leader for social discovery.  Because our mission is to be the global leader and best place to meet new people, we believe that “MeetMe” more accurately reflects our business and promotes our new mission.

Effective Date

If this proposal is passed, we intend to file an amendment to our Certificate of Incorporation reflecting such action. A copy of the amendment is attached as Annex A.

The Board recommends that shareholders vote “For” the proposal to change our name to MeetMe, Inc.

PROPOSAL 3.  APPROVAL OF THE 2012 OMNIBUS INCENTIVE PLAN

On April 11, 2012, Quepasa adopted the 2012 Omnibus Incentive Plan (the “Plan”), subject to the approval of the shareholders at this Annual Meeting. The following summary of the principal features of the Plan is qualified in its entirety by reference to the full text of the Plan which is attached to this Proxy Statement as Annex B.

The Plan, if approved, will allow us to continue to incent our key employees with long-term compensation awards, such as stock options and restricted stock. Equity incentives form an integral part of the compensation paid to many of our employees, particularly those in positions of key importance. Approval of the Plan is therefore critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today in our industry.

Summary of the Plan

Purpose of the Plan. The purpose of the Plan is to assist us and our subsidiaries in attracting and retaining selected individuals who, serving as our employees, directors, consultants and/or advisors, are expected to contribute to our success and to achieve long-term objectives which will benefit our shareholders through the additional incentives inherent in the awards under the Plan.

Shares Available. The maximum number of shares of common stock that are available for awards under the Plan (subject to the adjustment provisions described under “Adjustments upon Changes in Capitalization” below) is 5,700,000 shares (which includes 2,086,281 shares previously approved by our shareholders under our Amended and Restated 2006 Stock Incentive Plan (the "Prior Plan")), less one share of common stock for every one share of common stock that was subject to a stock option or other award granted after December 31, 2011 under the Prior Plan. Any shares of common stock that are subject to stock options or other award granted under the Plan shall be counted against this limit as one share of common stock for every one share of common stock granted. After the date of the approval of the Plan by shareholders, no awards may be granted under the Prior Plan.

If any shares of common stock subject to an award under the Plan or, after December 31, 2011 any shares of common stock subject to an award under the Prior Plan (i) are forfeited or expire or (ii) an award terminates, is settled for cash or otherwise does not result in the issuance of all of the shares subject to the award (including payment in shares when a stock appreciation right (“SAR”) is exercised), the shares subject to the award may be used again for awards under the Plan to the extent of the forfeiture, expiration, termination, cash settlement or non-issuance.  The following shares of common stock will be added to the shares available for issuance under the Plan: (i) shares tendered by the participant or withheld by us in payment of the purchase price of an option, (ii) shares tendered by the participant or withheld by us to satisfy tax withholding with respect to an award, and (iii) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise.

Shares of common stock under awards made under the Plan in substitution or exchange for awards granted by a company acquired by us or a subsidiary, or with which we or a subsidiary combine (“Substitute Awards”), do not reduce the maximum number of shares that are available for awards under the Plan.  In addition, if a company acquired by us or a subsidiary, or with which we or a subsidiary combine, has shares remaining available under a pre-existing plan approved by its shareholders, the available shares (adjusted to reflect the exchange or valuation ratio in the acquisition or combination) may be used for awards under the Plan and will not reduce the maximum number of shares of common stock that are available for awards under the Plan, subject to applicable stock exchange requirements.

The maximum number of shares of common stock that may be issued under the Plan pursuant to the exercise of "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), is the maximum number of shares of common stock that are available for awards under the Plan.

Eligibility. Options, SARs, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted under the Plan. Options may be either incentive stock options or nonstatutory stock options. Awards may be granted under the Plan to any employee, non-employee director, consultant or advisor who is a natural person and provides services to us or a subsidiary; incentive stock options may be granted only to our employees.

Awards to be Granted to Certain Individuals and Groups.  As of the record date, approximately 150 employees and non-employee directors would have been eligible to participate in the Plan had it been effective.  The Committee, in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.

Limits on Awards to Participants.  The Plan provides that no participant may (i) be awarded options or SARs in any 36-month period to purchase more than 5,000,000 shares of common stock or (ii) earn restricted stock awards, restricted stock unit awards, performance awards or other share based awards that are intended to be performance-based compensation under Section 162(m) of the Code with respect to more than 5,000,000 shares for each 12 months in the vesting or performance period.  Shares subject to a cancelled award continue to count against the applicable limit. The maximum dollar value that may be earned by any participant for each 12 months in a performance period with respect to performance-based awards that are intended to be performance-based compensation under Section 162(m) of the Code is $10,000,000.  The dollar value of a cancelled award will continue to count against the applicable limitation.

Administration. The Plan will be administered by the Committee (or a subcommittee) which shall consist of at least two members of the Board, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Exchange Act, an “outside director” under Section 162(m) of the Code and an “independent director” under the rules of the principal U.S. national securities exchange on which the common stock is traded (the “Principal Exchange”), to the extent required by such rules. The Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the Plan. The Committee may to the extent not inconsistent with applicable law, including Section 162(m) of the Code, and the rules of the Principal Exchange (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the Plan, and (ii) authorize an executive officer or a committee of executive officers the right to make awards to employees who are not directors or executive officers and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend awards under the Plan to key employees who are not directors or executive officers of Quepasa.

Stock Options. The Committee may grant either non-qualified stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of common stock at a fixed price subject to terms and conditions set by the Committee, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted (except for Substitute Awards). Fair market value of the common stock is generally equal to the closing price for the common stock on the Principal Exchange on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported), except for Substitute Awards. As of April 17, 2012, the closing price of the common stock as reported on the NYSE Amex was $3.43 per share.

The Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of common stock previously acquired by the participant, any other form of consideration approved by the Committee and permitted by applicable law (including withholding of shares of common stock that would otherwise be issued on exercise), or any combination thereof. Options granted under the Plan expire no later than 10 years from the date of grant except in the event of the participant’s death or disability; if on the last day of the term the exercise of the option is prohibited by applicable law, the term shall be automatically extended for a 30-day period from the end of the prohibition.

Stock Appreciation Rights. The Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of common stock on the date the SAR is granted (except for Substitute Awards). The term of an SAR may be no more than 10 years from the date of grant except in the event of the participant’s death or disability; if on the last day of the term the exercise of the SAR is prohibited by applicable law, the term shall be automatically extended for a 30-day period from the end of the prohibition.  SARs are subject to terms and conditions set by the Committee, including conditions for exercise that must be satisfied, which typically will be based solely on continued provision of services.

Upon exercise of a SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price. Payment may be made in cash, shares of our common stock or other property, or any combination thereof, as the Committee may determine. Shares issued upon the exercise of SARs are valued at their fair market value as of the date of exercise.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock awards, including the number of shares of restricted stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component.  Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a shareholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive cash dividends and share and property distributions on the shares (subject to the requirements for dividends on restricted stock that vest on the attainment of performance goals as described under “Dividends; Dividend Equivalents” below).

Restricted Stock Unit Awards. Awards of restricted stock units having a value equal to an identical number of shares of common stock may be granted either alone or in addition to other awards granted under the Plan, and are also available as a form of payment of performance awards granted under the Plan and other earned cash-based incentive compensation. The Committee determines the terms and conditions of restricted stock units, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component.  The holder of a restricted stock unit award will not have voting rights with respect to the award.  Except as otherwise provided in the award agreement, any cash dividends and share and other property distributed with respect to the award will be subject to the same restrictions as the award (subject to the requirements for dividend equivalents on restricted stock units that vest on the attainment of performance goals as described under “Dividends; Dividend Equivalents” below).

Other Share-Based Awards. The Plan also provides for the award of shares of common stock and other awards that are valued by reference to common stock or other property (“Other Share-Based Awards"). Such awards may be granted alone or in addition to other awards under the Plan.  Other Share-Based Awards may be paid in cash, shares of common stock or other property, or a combination thereof, as determined by the Committee. The Committee determines the terms and conditions of Other Share-Based Awards, including any conditions for vesting that must be satisfied.  If determined by the Board, non-employee directors may receive Other Share-Based Awards in the form of deferred stock units instead of all or a portion of their annual retainers for their services as directors.  Non-employee directors may also elect to receive Other Share-Based Awards in the form of deferred stock units instead of all or a portion of their annual and committee retainers for their services as directors, as well as other applicable fees.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of common stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Committee. Subject to the share limit and maximum dollar value set forth above under “Limits on Awards to Participants,” the Committee has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria.  At the Committee's discretion, performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards may be based on the attainment of specified levels of one or more criteria as described in section 10.2 of the Plan which is attached as Annex B.

Adjustments to Awards Subject to Performance Criteria.  The Committee may make downward, but not upward, adjustments with respect to any amount payable pursuant to any restricted stock award, restricted stock unit award, performance award or other share-based payment award that is subject to performance criteria and is intended to be treated as performance-based compensation under Section 162(m) of the Code.  The Committee may not waive achievement of performance goals for such awards, except in the case of death, disability or as otherwise determined by the Committee in special circumstances.

Dividends; Dividend Equivalents. Awards other than options and SARs may, if determined by the Committee, provide that the participant will be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock, or other property dividends declared with respect to shares of common stock covered by an award. The Committee may provide that such amounts will be deemed to have been reinvested in additional shares of common stock or otherwise, and that they are subject to the same vesting or performance conditions as the underlying award.  Any dividends or dividend equivalents provided with respect to performance awards or restricted stock, restricted stock unit or other share-based awards that are subject to the attainment of performance goals will be subject to the same restrictions and risk of forfeiture as the underlying awards.

No Repricing. The Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events described under "Adjustments upon Changes in Capitalization" below, or in connection with a change in control of Quepasa) unless shareholder approval is obtained. For purposes of the Plan, a “repricing” means a reduction in the exercise price of an option or the grant price of a SAR, the cancellation of an option or SAR in exchange for cash or another award under the Plan if the exercise price or grant price of the option of SAR is greater than the fair market value of the common stock, or any other action with respect to an option or SAR that may be treated as a repricing under the rules of the Principal Exchange.

Nontransferability of Awards. No award under the Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than by will or the laws of descent and distribution, and an award may be exercised during the participant's lifetime only by the participant or the participant's guardian or legal representative, except that the Committee may provide in an award agreement that a participant may transfer an award without consideration to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Committee.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments to the Plan and awards will be made as the Committee determines to be equitable and appropriate, including adjustments in the number and class of shares of stock available for awards under the Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the Plan, and the limits on the number of awards that any person may receive.

Termination of Employment.  The Committee will determine and set forth in the award agreement whether any awards will continue to be exercisable  and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.

Amendment and Termination. The Plan may be amended or terminated by the Board except that shareholder approval is required for any amendment to the Plan which increases the number of shares of common stock available for awards under the Plan, expands the types of awards available under the Plan, materially expands the class of persons eligible to participate in the Plan, permits the grant of options or SARs with an exercise or grant price of less than 100% of fair market value on the date of grant, amends the provisions prohibiting the repricing of stock options and SARs as described above under “No Repricing,” increases the limits on shares subject to awards or the dollar value payable with respect to performance awards, or takes any action with respect to an option or SAR that may be treated as a repricing under the rules of the Principal Exchange. No amendment or termination may materially impair a participant’s rights under an award previously granted under the Plan without the written consent of the participant.

The Plan will expire on the 10th anniversary of the date of its approval by shareholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax considerations of awards under the Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.

Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award, (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Company Tax Deduction. We generally will be entitled to a tax deduction in connection with an award under the Plan, subject to the provisions of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to Quepasa’s Chief Executive Officer and to each of the next three most highly compensated executive officers other than the Chief Financial Officer. Under Section 162(m), the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is treated as performance-based compensation under Section 162(m) of the Code. Compensation attributable to stock options and SARs under the Plan should qualify as performance-based compensation if the awards are made by the Committee and the exercise or grant price of the award is no less than the fair market value of the common stock on the date of grant.  Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation is approved by the Committee, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the Committee while the outcome is substantially uncertain, and (iii) the Committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

Equity Compensation Plan Information

The following table sets forth certain information concerning shares of Quepasa’s common stock authorized for issuance under Quepasa’s equity compensation plans as of December 31, 2011.

Name Of Plan	Aggregate Number of Securities Underlying Options Granted	Weighted Average Exercise Price Per Share ($)	Aggregate Number of Securities Available for Grant

Equity compensation plans approved by security holders (1)	9,611,931	2.65	2,166,451

Equity compensation plans not approved by security holders	—	—	—

Total	9,611,931		2,166,451

(1)  Represents shares issued under the Prior Plan and 443,038 shares issued outside of the Prior Plan.

The number of securities remaining available for future issuance identified in the table above will no longer be available for future grants if the Plan is approved by shareholders.

Required Vote

The approval of the Plan requires a majority of the total votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% of all shares of common stock present or represented and entitled to vote on the proposal at the Annual Meeting with respect to such proposal.  The Board is of the opinion that approval of the Plan is in the best interests of Quepasa and its shareholders and recommends a vote for the approval of the Plan.  All proxies will be voted to approve the Plan unless a contrary vote is indicated on the enclosed proxy card.

The Board recommends that shareholders vote “For” the proposal to approve the 2012 Omnibus Incentive Plan.

PROPOSAL 4.  RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2012

Our Board has appointed Salberg & Company, PA (“Salberg”) to serve as our independent registered public accounting firm for the year ending December 31, 2012. This firm has acted as our auditors since November 5, 2008. Selection of Quepasa’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of Quepasa for ratification. However, Quepasa is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Quepasa and its shareholders. If the appointment is not ratified, the Board will consider its options.

A representative of Salberg is not expected to be present at the Annual Meeting.

The Board recommends that shareholders vote “For” the proposal to ratify our Independent Registered Public Accounting Firm for 2012.

The Audit Committee, which currently consists of Ernesto Cruz (Chairman), Malcolm Jozoff, and Richard Lewis, reviews Quepasa’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee has met and held discussions with management and Salberg. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with management and Salberg. The Audit Committee reviewed with Salberg its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

Audit Committee Report

The Audit Committee has:

•	reviewed the audited financial statements with management;

•
met privately with the independent registered public accounting firm and discussed matters required by Statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board, which we refer to as the “PCAOB”;

•
received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed its independence with Quepasa; and

•
in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011 that Quepasa filed with the SEC on March 14, 2012.

This report is submitted by the Audit Committee.

Ernesto Cruz, CPA, Chairman
Malcolm Jozoff
Richard Lewis

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Quepasa files with the SEC.

It is not the duty of the Audit Committee to determine that Quepasa’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Quepasa’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Quepasa’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis.  In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of our independent registered public accounting firm, and whether the reasons of efficiency or convenience is in our best interest to engage our independent registered public accounting firm to perform the services.

Principal Accountant Fees and Services

All of the services provided and fees charged by Salberg, were approved by our Audit Committee.  The following table shows the fees paid to Salberg, our principal accountant for the fiscal years ended December 31, 2011 and 2010.

	2011 ($)	2010 ($)
Audit Fees (1)	123,908	84,795
Audit Related Fees (2)	31,911	727
Tax Fees (3)	600	7,300
All Other Fees (4)	37,490	—
———————
(1)	Audit fees – these fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

(2)	Audit related fees – these fees relate primarily to the auditors’ review of our registration statements, including our Form S-4, and audit related consulting.

(3)	Tax fees – these fees relate to the preparation of Quepasa’s federal, state, city and franchise tax returns.

(4)	All other fees include valuation services, $32,100, and consultant fees for internal controls testing, $5,390.

OTHER MATTERS

Quepasa has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Quepasa will cancel your previously submitted proxy.

By the Order of the Board of Directors

/s/ John Abbott
John Abbott
Chairman and Chief Executive Officer
April 30, 2012

Annex A

CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF QUEPASA CORPORATION

Quepasa Corporation (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”), hereby certifies as follows:

1.           The Company was incorporated by the filing of a Certificate of Incorporation with the Secretary of State of Delaware on April 12, 2011, which Certificate of Incorporation was amended and restated with the Secretary of State of Delaware on August 2, 2011.

2.           Pursuant to Sections 242 and 228 of the Delaware General Corporation Law, the amendment herein set forth has been duly approved by the Board of Directors and holders of a majority of the outstanding capital stock of the Company.

3.           Article FIRST of the Certificate of Incorporation is amended to read as follows:

  The name of the corporation is: MeetMe, Inc.

4.           This Certificate of Amendment to Amended and Restated Certificate of Incorporation was duly adopted and approved by the shareholders of this Company on the ___ day of ________ 2012 in accordance with Section 242(b) of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Amended and Restated Certificate of Incorporation as of the ____ day of _________ 2012.

QUEPASA CORPORATION

By:
Michael Matte Chief Financial Officer

A-1

Annex B

2012 OMNIBUS INCENTIVE PLAN

Quepasa Corporation (the “Company”), a Delaware corporation, hereby establishes and adopts the following 2012 Omnibus Incentive Plan (the “Plan”).

1.	PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company's success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.	DEFINITIONS

2.1.           “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.2.           “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.3.           “Board” shall mean the board of directors of the Company.

2.4.           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.5.           “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder.  The Committee shall consist of no fewer than two Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.

2.6.           “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company's securities and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

2.7.           “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.8.           “Director” shall mean a member of the Board who is not an employee.

2.9.           “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.10.         “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.11.         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.12.         “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.13.         “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.14.         “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.15.         “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.16.         “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.17.         “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.18.         “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.19.         “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.20.         “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.21.         “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.22.         “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.23.         “Prior Plan” shall mean the Company’s Amended and Restated 2006 Stock Incentive Plan.

2.24.         “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.25.         “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.26.         “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.27.         “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1

2.28.         “SEC” means the Securities and Exchange Commission.

2.29.         “Shares” shall mean the shares of common stock of the Company, par value $.001 per share.

2.30.         “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.31.         “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.32.         Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.33.           “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3.           SHARES SUBJECT TO THE PLAN

3.1           Number of Shares.  (a)  Subject to adjustment as provided in Section 12.2, a total of 5,700,000 Shares shall be authorized for Awards granted under the Plan less one (1) Share for every one (1) Share granted under the Prior Plan after December 31, 2011.  After the effective date of the Plan (as provided in Section 13.13), no awards may be granted under the Prior Plan.

(b)           If (i) any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a Stock Appreciation Right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for grant under the Plan or (ii) after December 31, 2011 any Shares subject to an award under the Prior Plan are forfeited, an award under the Prior Plan expires or otherwise terminates without issuance of such Shares, or an award under the Prior Plan is settled for cash (in whole or in part), or otherwise does not result in the issuance of all or a portion of the Shares subject to such award (including on payment in Shares on exercise of a stock appreciation right), then in each such case the Shares subject to the Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for grant under the Plan on a one-for-one basis.

(c)           In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be available for grant under the Plan on a one-for-one basis.  In the event that after December 31, 2011 (i) any option or award granted under the Prior Plan is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such options or awards are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be available for grant under the Plan on a one-for-one basis.

(d)           Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable Limitations for grant to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in paragraphs (b) and (c) above.  Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan, subject to applicable stock exchange requirements.

3.2.           Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.           ELIGIBILITY AND ADMINISTRATION

4.1.           Eligibility.  Any Employee, Director or Consultant shall be eligible to be selected as a Participant.

4.2.           Administration.  (a) The Plan shall be administered by the Committee.  The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)           Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.  A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

(c)           To the extent not inconsistent with applicable law, including Section 162(m) of the Code with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded), the Committee may (i) delegate to  a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) authorize one or more executive officers to do one or more of the following with respect to Employees who are not directors or executive officers of the Company (A) designate Employees (including officers) to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and (C) cancel or suspend Awards to such Employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.

5.             OPTIONS

5.1.           Grant.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2.           Award Agreements.  All Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan.  The terms and conditions of Options need not be the same with respect to each Participant.  Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option.  Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3.           Option Price.  Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant.  Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

5.4.           Option Term.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary.  Notwithstanding the foregoing, in the event that on the last business day of the term of an Option the exercise of the Option, other than an Incentive Stock Option, is prohibited by applicable law, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition.

5.5.           Exercise of Options.  (a) The Award Agreement shall specify when Options vest and become exercisable. Vested Options granted under the Plan shall be exercised by the Participant (or by a Permitted Assignee thereof or the Participant’s executors, administrators, guardian or legal representative, to the extent provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased.  The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b)           Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration  having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing; provided, however, that the Participant must pay in cash an amount not less than the aggregate par value (if any) of the Shares being acquired.  The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe.  In no event may any Option granted hereunder be exercised for a fraction of a Share.

(c) Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option.  In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

5.6.           Form of Settlement.  In its sole discretion, the Committee may provide that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities.

5.7.           Incentive Stock Options.  The Committee may grant Incentive Stock Options to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code.  Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 5,700,000 Shares, subject to adjustment as provided in Section 12.2.

6.           STOCK APPRECIATION RIGHTS

6.1.           Grant.  The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2.           Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)           When Stock Appreciation Rights vest and become exercisable.

(b)           Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

(c)           The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(d)           The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

(e)           The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate.  A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years, except in the event of death or disability.  Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right the exercise of the Stock Appreciation Right is prohibited by applicable law, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition.

(f)           An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not otherwise expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day.  In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

(g)           Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1.           Grants.  Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation.  A Restricted Stock Award or Restricted Stock Unit Award shall be subject to vesting restrictions during the Vesting Period as may be specified by the Committee.  The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.

7.2.           Award Agreements.  The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant

7.3.           Rights of Holders of Restricted Stock and Restricted Stock Units.  Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares, except as otherwise provided in this Section.  A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreement; provided, however, in no event shall the Participant have voting rights with respect to such Award.  Except as otherwise provided in an Award Agreement, any Shares or any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award, and the Committee shall have the sole discretion to determine whether, if at all, any cash-denominated amount that is subject to such restrictions shall earn interest and at what rate.  Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

7.4           Issuance of Shares.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such book entry registration, certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.	OTHER SHARE-BASED AWARDS

8.1.           Grants.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2.           Award Agreements.  The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee (including without limitation vesting restrictions during the Vesting Period) and not inconsistent with the Plan.  The terms of such Awards need not be the same with respect to each Participant.  Notwithstanding the provisions of this Section, Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such cash, stock or other property has been distributed.

8.3.           Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

8.4.           Deferral of Director Fees.  Directors shall, if determined by the Board, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer.  In addition Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code.  The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units.

9.           PERFORMANCE AWARDS

9.1.           Grants.  Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2 or such other criteria as determined by the Committee in its discretion.

9.2.           Award Agreements.  The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3.           Terms and Conditions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award.  The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4.           Payment.  Except as provided in Article 11, as provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period.  Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.           CODE SECTION 162(m) PROVISIONS

10.1.           Covered Employees.  Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2.           Performance Criteria.  If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: [sales (including comparable sales); net sales; return on sales; revenue, net revenue, product revenue or system-wide revenue (including growth of such revenue measures); operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; gross or net profit margin; gross profit growth; net operating profit (before or after taxes); operating earnings; earnings or losses or net earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow (including operating cash flow and free cash flow) or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; cash flow return on capital; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; general and administrative expense savings; inventory control; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; cost reductions or savings; market share; customer satisfaction; customer growth; employee satisfaction; productivity or productivity ratios; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; debt level year-end cash position; book value; factoring transactions; competitive market metrics; timely completion of new product roll-outs; timely launch of new facilities (such as new store openings, gross or net); sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); royalty income; implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, succession and hiring projects, reorganization and other corporate transactions, expansions of specific business operations and meeting divisional or project budgets; factoring transactions; and recruiting and maintaining personnel]. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the performance of the Company relative to performance of other companies or upon comparisons of any of the indicators of Company performance relative to performance of other companies.  The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.  Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3.           Adjustments.  Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4.           Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5.           Limitations on Grants to Individual Participants.  Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 36-month period with respect to more than 5,000,000 Shares and (ii) earn more than 5,000,000 Shares for each twelve (12) months in the vesting period or Performance Period with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares.  In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each twelve (12) months in a Performance Period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $10,000,000.  If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this section).

11.           CHANGE IN CONTROL PROVISIONS

11.1.           Impact on Certain Awards.  Unless otherwise provided in an Award Agreement, the Committee shall have the right to provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.

11.2.           Assumption or Substitution of Certain Awards.  (a)  Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.  For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company with a fair market value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control.  The determination of whether fair market value is substantial equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)           Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c)           The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

11.3.           Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

(a)           During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)           Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:  (i) by the Company or any Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c), or (v) by any person of Company Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 30% or more of Company Voting Securities by such person;

(c)           The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination:  (i) more than 50% of the total voting power of (A) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”); or

(d)           The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.           GENERALLY APPLICABLE PROVISIONS

12.1.           Amendment and Termination of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company's stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2(f) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) increase any of the limitations in Section 10.5.  The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash when the exercise or grant price per share exceeds the Fair Market Value of one Share or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award.  In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant's consent.

12.2.           Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards in a manner the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the limitations in Section 10.5 (other than to Awards denominated in cash), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3.           Transferability of Awards.  Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative.  To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.  The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.4.           Termination of Employment or Services.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise.  The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5.           Deferral; Dividend Equivalents.  The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.  Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion.  The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.  Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

13.           MISCELLANEOUS

13.1.           Award Agreements.  Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require.  The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company.  The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

13.2.           Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan.  The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to a Participant (or Permitted Assignee) such withholding taxes as may be required by law, or to otherwise require the Participant (or Permitted Assignee) to pay such withholding taxes.  If the Participant (or Permitted Assignee) shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or Permitted Assignee) or to take such other action as may be necessary to satisfy such withholding obligations.  The Committee shall be authorized to establish procedures for election by Participants (or Permitted Assignee) to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the minimum required tax withholding rate for the Participant (or Permitted Assignee) or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

13.3.           Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason.  The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship.  No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.

13.4.           Substitute Awards.  Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5.           Cancellation of Award; Forfeiture of Gain.  Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:

 (a)           In the event of a restatement of the Company’s financial statements, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are the subject of the restatement.  If the Committee determines, based on the results of the restatement, that a lesser amount or portion of an Award should have been paid or vested, it may (i) cancel all or any portion of any outstanding Awards and (ii) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning  twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards.

(b)           If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii)  the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.

13.6.           Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7.           Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company or a Subsidiary.  Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8.           Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9.           Severability.  The provisions of the Plan shall be deemed severable.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.  If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction or any governmental regulatory agency, or impermissible under the rules of any securities exchange on which the Shares are listed, such unlawfulness, invalidity, unenforceability or impermissibility shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or impermissible, then such unlawfulness, invalidity, unenforceability or impermissibility shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid, unenforceable or impermissible and the maximum payment or benefit that would not be unlawful, invalid, unenforceable or impermissible shall be made or provided under the Plan.

13.10.         Construction.  As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.11.         Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12.         Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

13.13.         Effective Date of Plan; Termination of Plan.  The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company.  The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.  Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan; provided, however, in no event may an Incentive Stock Option be granted more than ten (10) years after the earlier of (i) the date of the adoption of the Plan by the Board or (ii) the effective date of the Plan as provided in the first sentence of this Section.  Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14.         Foreign Employees and Consultants.  Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.15.         Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.  To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee.  Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.16.         No Registration Rights; No Right to Settle in Cash.  The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing.  In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.17.         Indemnity.  To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.18.         Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

QUEPASA CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – JUNE 1, 2012 AT 10:00 AM

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
PHONE:	Call 1 (800) 690-6903
INTERNET:	https://www.proxyvote.com

Control ID:
Proxy ID:
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MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2012

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

The shareholder(s) hereby appoints John Abbott and Michael Matte, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of QUEPASA CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 a.m., New York time on June 1, 2012, at the offices of Morgan, Lewis & Bockius LLP located at 1701 Market Street, Philadelphia, Pennsylvania 19103, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” all of the nominees in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, and "FOR" Proposal 4.   If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Proposal:

1.           To elect members to our Board of Directors.

John Abbott	FOR ☐	WITHHELD ☐	Alonso Ancira	FOR ☐	WITHHELD ☐

Lars Batista	FOR ☐	WITHHELD ☐	Geoffrey Cook	FOR ☐	WITHHELD ☐

Ernesto Cruz	FOR ☐	WITHHELD ☐	Terry Herndon	FOR ☐	WITHHELD ☐

Malcolm Jozoff	FOR ☐	WITHHELD ☐	Richard Lewis	FOR ☐	WITHHELD ☐

2. To approve an amendment to our Certificate of Incorporation to change our name to MeetMe, Inc.	FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To approve the 2012 Omnibus Incentive Plan.	FOR ☐ AGAINST ☐ ABSTAIN ☐

4. Ratification of the appointment of the independent registered public accounting firm for 2012.	FOR ☐ AGAINST ☐ ABSTAIN ☐

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